State Street Institutional Investment Trust

(the “Trust”)

SUPPLEMENT DATED NOVEMBER 22, 2019 TO THE STATEMENT OF ADDITIONAL

INFORMATION (“SAI”) DATED APRIL 30, 2019, AS REVISED JULY 25, 2019, AS MAY

BE SUPPLEMENTED FROM TIME TO TIME,

WITH RESPECT TO THE SERIES OF THE TRUST LISTED ON APPENDIX A

Effective immediately, the discussion regarding Real Estate Investment Trusts beginning on page 21 on the SAI, within the section entitled “ADDITIONAL INVESTMENTS AND RISKS”

is deleted in its entirely and replace with the following:

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

311222019SUP

APPENDIX A

Fund	TICKER
STATE STREET EQUITY 500 INDEX FUND
Administrative Shares	(STFAX)
Class R Shares	(SSFRX)
Service Shares	(STBIX)
Class A	(SSSVX)
Class I	(SSSWX)
Class K	(SSSYX)
STATE STREET AGGREGATE BOND INDEX FUND
Class A	(SSFCX)
Class I	(SSFDX)
Class K	(SSFEX)
STATE STREET GLOBAL ALL CAP EQUITY EX-U.S. INDEX FUND (formerly State Street Global Equity ex-U.S. Index Fund)
Class A	(SSGHX)
Class I	(SSGJX)
Class K	(SSGLX)
STATE STREET TARGET RETIREMENT 2015 FUND
Class I	(SSBFX)
Class K	(SSBHX)
STATE STREET TARGET RETIREMENT 2020 FUND
Class I	(SSBNX)
Class K	(SSBOX)
STATE STREET TARGET RETIREMENT 2025 FUND
Class I	(SSBRX)
Class K	(SSBSX)
STATE STREET TARGET RETIREMENT 2030 FUND
Class I	(SSBWX)
Class K	(SSBYX)
STATE STREET TARGET RETIREMENT 2035 FUND
Class I	(SSCJX)
Class K	(SSCKX)
STATE STREET TARGET RETIREMENT 2040 FUND
Class I	(SSCNX)
Class K	(SSCQX)
STATE STREET TARGET RETIREMENT 2045 FUND
Class I	(SSDDX)
Class K	(SSDEX)
STATE STREET TARGET RETIREMENT 2050 FUND
Class I	(SSDJX)
Class K	(SSDLX)

STATE STREET TARGET RETIREMENT 2055 FUND
Class I	(SSDOX)
Class K	(SSDQX)
STATE STREET TARGET RETIREMENT 2060 FUND
Class I	(SSDWX)
Class K	(SSDYX)
STATE STREET TARGET RETIREMENT FUND
Class I	(SSFNX)
Class K	(SSFOX)
STATE STREET EMERGING MARKETS EQUITY INDEX FUND
Class A	(SSUEX)
Class I	(SSLEX)
Class K	(SSKEX)
STATE STREET SMALL/MID CAP EQUITY INDEX FUND
Class A	(SSMJX)
Class I	(SSMLX)
Class K	(SSMKX)
STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND
Class A	(SSHEX)
Class I	(SSHNX)
Class K	(SSHQX)
STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX FUND
Class A	(SSIHX)
Class I	(SSIKX)
Class K	(SSIWX)
STATE STREET DEFENSIVE GLOBAL EQUITY FUND (formerly, State Street Disciplined Global Equity Fund)
Class A	(SSGGX)
Class I	(SSGMX)
Class K	(SSGKX)
STATE STREET INTERNATIONAL VALUE SPOTLIGHT FUND
Class A	( )
Class I	( )
Class K	(SIVSX)